Exhibit 10.4
Eleventh Amendment
Haslett Warehouse
HL-SAFR001-00

ELEVENTH AMENDMENT
TO
HISTORIC LEASE
(HL-SAFR001-00)
     THIS ELEVENTH AMENDMENT TO HISTORIC LEASE (HL-SAFR001-00) (“Eleventh Amendment”), effective as of February 16, 2011 (the “Eleventh Amendment Effective Date”), is made and entered into by and between the United States Department of the Interior, National Park Service acting through the Regional Director, Pacific West Region, an agency of the United States of America (“Lessor”) and Wildcats Owner LLC, a Delaware limited liability company (“Lessee”).
RECITALS
     This Eleventh Amendment is entered upon the basis of the following facts, understandings and intentions of the parties.
     WHEREAS, Lessor and Maritime Hotel Associates, L.P., a California limited partnership (the “Original Lessee”) entered into that certain Historic Lease (HL-SAFR001-98), effective as of October 16, 2000 (the “Original Lease”), as amended by that certain First Amendment to Historic Lease effective as of January 16, 2001 (the “First Amendment”), that certain Second Amendment to Historic Lease effective as of January 18, 2001 (the “Second Amendment”), that certain Third Amendment to Historic Lease effective as of January 22, 2001 (the “Third Amendment”), that certain Fourth Amendment to Historic Lease effective as of January 24, 2001 (the “Fourth Amendment”), that certain Fifth Amendment to Historic Lease effective as of January 29, 2001 (the “Fifth Amendment”), that certain Sixth Amendment to Historic Lease effective as of February 1, 2001 (the “Sixth Amendment”), that certain Seventh Amendment to Historic Lease (which corrected the designation to HL-SAFR001-00) effective as of February 6, 2001 (the “Seventh Amendment”), that certain Eighth Amendment to Historic Lease effective as of August 10, 2001 (the “Eighth Amendment”), that certain Ninth Amendment to Historic Lease effective as of May 14, 2004 (the “Ninth Amendment”) and that certain Tenth Amendment to Historic Lease effective as of September 18, 2008 (the “Tenth Amendment”), which shall be amended by this Eleventh Amendment. This Eleventh Amendment, together with the Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment and Tenth Amendment hereinafter shall be referred to collectively as the “Lease”; and
     WHEREAS, the rights and obligations of Original Lessee have been assigned and delegated to, and assumed by, Lessee pursuant to that certain Assignment and Assumption of Historic Lease (HL-SAFR001-00) of even date herewith; and
     WHEREAS, Lessor and Lessee desire to amend the Lease as set forth herein.
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE****

Eleventh Amendment
Haslett Warehouse
HL-SAFR001-00

AGREEMENT
     NOW, THEREFORE, in consideration of the terms, conditions and covenants set forth below and other good and valuable consideration, the parties hereto agree as follows:
     1. Definitions. The capitalized terms not otherwise defined herein shall have the meanings given in the Lease.
     2. Amended Section 1.72. Section 1.72 is hereby deleted in its entirety and replaced with the following:
     (a) “Transfer” means the direct or indirect, voluntary or by operation of law, sale, assignment, subletting, encumbering, pledge or other transfer or hypothecation of Lessee’s or any permitted assignee’s or sublessee’s interest in or rights with respect to the Premises or Lessee’s leasehold estate therein. Any sale or other transfer, including by consolidation, merger or reorganization, of a Controlling Interest in Lessee, or any permitted assignee or sublessee, if such entity is a corporation, or any sale or other transfer of a Controlling Interest in the partnership interests of such entity, if such entity is a partnership, or any sale or other transfer of a Controlling Interest in the membership interests of such entity, if such entity is a limited liability company, whether in a single transfer or in a series of related transfers, and whether directly or by sales or transfers of underlying membership or partnership or corporate ownership interests, shall be deemed a Transfer. In the event the Lessee is directly or indirectly owned by a real estate investment trust (“REIT”) or other entity which operates the Premises through a different wholly-owned entity owned directly or indirectly by such REIT (the “Operating Affiliate”), then, a “Transfer” shall include a change in the Controlling Interest of the Operating Affiliate whether in a single transfer or in a series of related transfers, whether directly or by sales or transfers of the underlying ownership interests. For illustrative examples, please see Attachments 1A and 1B attached to this Eleventh Amendment and incorporated herein by this reference.
     (b) The term “Controlling Interest” as used in this Lease means: (i) in the case of a corporate entity, an interest, beneficial or otherwise, (A) of sufficient outstanding voting securities or capital of the Lessee, Operating Affiliate, permitted assignee, sublessee or related entity so as to permit exercise of managerial authority over the actions and operations of the Lessee, Operating Affiliate, permitted assignee, sublessee or related entity, and/or (B) of a majority of the Board of Directors of Lessee, Operating Affiliate, permitted assignee, sublessee or
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****PACIFIC WEST REGION — NATIONAL PARK SERVICE****

Eleventh Amendment
Haslett Warehouse
HL-SAFR001-00

related entity; or (ii) in the instance of a partnership, limited partnership, joint venture, limited liability company, or individual entrepreneurship, beneficial ownership of the capital assets of Lessee, Operating Affiliate, permitted assignee, sublessee or related entity so as to permit exercise of managerial authority over the actions and operations of Lessee, Operating Affiliate, permitted assignee, sublessee or related entity.
     (c) Notwithstanding the foregoing definition of “Transfer,” a “Transfer” shall not include any transaction in connection with the granting of an Assignment for Security or Leasehold Mortgage pursuant to Section 28.2 below (but excluding a foreclosure or giving of a deed in lieu of foreclosure thereunder). A foreclosure or the giving of a deed in lieu shall be deemed a “Transfer” and shall require Lessor’s prior written approval in accordance with Section 28.13.2 below. For the avoidance of doubt a “Transfer” shall not include the sale, assignment, encumbrance or pledge, direct or indirect, of any (i) shares in any REIT, or (ii) partnership interests (sometimes referred to as “units”) in the operating partnership of any REIT.
     3. Amended Section 10.1.1. Section 10.1.1 is hereby amended to add the following:
If Lessee is not an Approved Operator, then it shall operate the Premises through an Approved Operator pursuant to an Operating Agreement (as defined in Section 28.13.2(k)), which shall require that such Approved Operator shall operate and manage the Premises in accordance with the terms of this Lease. Lessor acknowledges that Kimpton Hotel & Restaurant Group, LLC, a Delaware limited liability company, is the Approved Operator as of the Eleventh Amendment Effective Date. From and after the Eleventh Amendment Effective Date, any change of the Approved Operator to a new operator shall require Lessor’s prior written consent. Lessor shall approve or disapprove any written request for approval of an operator which written request shall include all the evidence reasonably necessary to make such determination within forty-five (45) days from the date of receipt by Lessor of such complete documentation supporting such written request. Lessor shall not unreasonably withhold, condition or delay its approval of any operator. Any disapproval by Lessor shall set forth a written explanation of the grounds for such disapproval.
     4. Amended Section 21.1. The phrase “and shall ensure any Approved Operator complies with all Applicable Laws” is hereby inserted at the end of the first sentence in Section 21.1.
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE****

Eleventh Amendment
Haslett Warehouse
HL-SAFR001-00

     5. Amended Sections 22. The phrase “Approved Operator (if applicable),” is hereby inserted immediately before the word “Affiliates” or “Affiliates’”, as applicable, in each instance the word “Affiliates” or “Affiliates’”, as applicable, appears in Section 22.
     6. Amended Sections 25. The phrase “Approved Operator (if applicable),” is hereby inserted immediately before the word “Affiliates” in each instance the word “Affiliates” appears in Section 25.
     7. Amended Section 27.2. The first sentence of Section 27.2 is deleted in its entirety and hereby replaced with the following: “Lessee may make Transfers (other than the subleases pursuant to Sections 27.7 and 27.10 below) without the prior written approval of Lessor only if Pebblebrook Hotel L.P., a Delaware limited partnership maintains a Controlling Interest in the Lessee and the Operating Affiliate.”
     8. New Section 27.10. Section 27 is hereby amended to add the following new Section 27.10:
27.10	Lessor’s prior written consent shall be required if a Transfer is a sublease of the entire Premises or a sublease of the hotel portion of the Premises.
     9. New Section 27.11. Section 27 is hereby amended to add the following new Section 27.11:
27.11	Each sublease entered into concurrently with and after the Eleventh Amendment Effective Date shall contain provisions in form and substance substantially as set forth below in this Section 27.11. By executing its sublease, each subtenant shall be deemed to have agreed to these provisions, which reflect the definitions in this Lease. All such defined terms shall be modified in the sublease as appropriate to reflect the applicable definitions in the sublease:

“All terms, covenants, and provisions of this sublease and all rights, remedies and remedies of subtenant under this sublease are and shall at all times remain fully subject and subordinate in all respects to the Lease. If the Lease and the leasehold estate created thereby terminate, then this sublease shall terminate. In that event, subtenant, only at the election and request of Lessor (except as Lessor has agreed otherwise in writing) and to the extent lawful under Applicable Laws, shall attorn to Lessor, and recognize Lessor as subtenant’s direct landlord under this sublease, except that subtenant acknowledges that Lessor shall not be liable to the subtenant for any security deposit or prepaid rent or funds previously paid by such subtenant to Lessee unless such deposits are transferred to Lessor. Subtenant shall execute and deliver, at any time and from time to time,
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****PACIFIC WEST REGION — NATIONAL PARK SERVICE****

Eleventh Amendment
Haslett Warehouse
HL-SAFR001-00

upon the request of Lessee, Lessor, or any Mortgagee, any instrument necessary or appropriate to evidence such attornment.”
     10. Counterparts. This Eleventh Amendment may be executed in counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.
     11. Full Force and Effect. Except as otherwise expressly modified by the terms of this Eleventh Amendment, the Lease remains unchanged and in full force and effect.
     IN WITNESS WHEREOF, the Regional Director of the Pacific West Region of the National Park Service, acting on behalf of the United States, in the exercise of the delegated authority from the Secretary, as Lessor, and Lessee have executed this Eleventh Amendment by proper persons thereunto duly authorized as of the date first above written.

LESSEE:

Wildcats Owner LLC,
a Delaware limited liability company

By: Name:	/s/ Raymond D. Martz Raymond D. Martz
Title:	President

LESSOR:

National Park Service

By: Name:	/s/ Christine Lehnertz Christine Lehnertz
Title:	Regional Director
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****PACIFIC WEST REGION — NATIONAL PARK SERVICE****

Eleventh Amendment
Haslett Warehouse
HL-SAFR001-00

ATTACHMENT 1A
Ownership Diagram
[Attached behind this page]
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE****

Eleventh Amendment
Haslett Warehouse
HL-SAFR001-00

ATTACHMENT 1B
Illustrative Examples of Transfers
The following are hypothetical examples are meant to be illustrative of certain Transfers resulting from change in Controlling Interest described in Section 1.72, with reference to the organizational structure shown in Attachment 1A. The examples below are by no means all inclusive and are not intended to illustrate all possible types of Transfers. Other forms of Transfers described in Section 1.72, such as, for example, an assignment by Lessee to a third party unrelated entity, and similar transfers are not among the illustrative examples below. All defined terms are as defined in the Eleventh Amendment to which this is attached.
As shown on Attachment 1A, Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Wildcats Owner LLC, Wildcats Lessee LLC, and Pebblebrook Hotel Lessee, Inc., are each Pebblebrook entities.
Pebblebrook Hotel Trust is a publicly traded REIT
Pebblebrook Hotel, L.P. is a wholly-owned operating partnership subsidiary
Pebblebrook Hotel Lessee, Inc. is a wholly-owned taxable REIT subsidary
Lessee: Wildcats Owner LLC
Operating Affiliate: Wildcats Lessee LLC
Example A: A change in Controlling Interest of Wildcats Owner LLC.
Since Wildcats LLC is the Lessee under the Lease, a change in the Controlling Interest of Lessee is a Transfer which requires Lessor’s approval.
Example B: A change in Controlling Interest of Wildcats Lessee LLC
Wildcats Owner LLC is the Lessee under the Lease, which is directly or indirectly controlled by a REIT. Wildcats Owner LLC, as Lessee will not manage and operate the hotel, but instead will enter into a sublease with Wildcats Lessee LLC, which will enter into a hotel operating agreement with a third party Approved Operator. The third party Approved Operator will manage and operate the Premises. Wildcats Lessee LLC is a wholly-owned affiliate controlled directly or indirectly by the REIT (an Operating Affiliate), therefore a change in the Controlling Interest of Wildcats Lessee LLC shall require Lessor’s approval.
***SAN FRANCISCO MARITIME NATIONAL HISTORICAL PARK***
****PACIFIC WEST REGION — NATIONAL PARK SERVICE****